M
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934




Date of Report (Date of earliest event reported):  March 8, 2005
                                                  --------------



                                 Safe Idea, Inc.
             (Exact name of registrant as specified in its charter)



              Nevada                   000-29553                 88-0492640


          (State or other             (Commission             (I.R.S. Employer
           Jurisdiction                File Number)          Identification No.)
         of incorporation)


                                 2000 Trasher Drive

                           Lake Havasu, Arizona 86404
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   (770) 519-0208
                                                     ------------------




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 ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

New Management


On June 17, 2004, new management was installed as the Company's officers and directors. David Campbell was installed as Chairman of the Board of Directors, President and Chief Executive Officer and Carol Allen was installed as Secretary and Director.

The Company then began to research possible business opportunities that had a potential for profit. Additionally, even though the Company is fully reporting under the Securities Act of 1934, the Company's filings were delinquent with the Securities and Exchange Commission ("SEC"). The Company's new management undertook to correct the delinquencies in the required filings and organize the Company to proceed with business activity. The Company is having its Annual Meeting on April 11, 2005 to elect new directors and to vote on various issues pertaining to the Company.



Control of the Company


In June 2004, the Company had 24,000,015 shares of common stock, $0.0001 par value per share, issued and outstanding. On September 28, 2004, the Company reverse split its shares of common stock on a three for one basis, leaving 8,000,015 shares of common stock issued and outstanding on a rounded up to the next digit basis. The Company then issued 3,000,000 shares of common stock to Cease-Fire Technologies, Pty, Ltd. in exchange for a license agreement to manufacture, market and distribute technologies harnessing a passive fire control coating material with the trademark name "Wetwool" in the United States and Canada. The Company issued 490,000 shares of common restricted stock to third party non-affiliates in exchange for a cash investment of $245.000. The Company then issued 50,000 shares of common stock to David Campbell, President and Board Chairman and 10,000 shares of common stock to Carol Allen, Secretary and Director. The issued and outstanding shares as of March 8, 2005 is 11,550,015 shares of common stock issued and outstanding. The largest shareholder of the Company's shares of common stock is Cease-Fire Technologies, Pty. Ltd., with 25.97% of the issued and outstanding shares of common stock.



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


On September 29, 2004, the Company entered into an exclusive license agreement with Cease-Fire Technologies, Pty. Ltd. to manufacture, market and distribute technologies harnessing a passive fire control coating material with the trademark name "Wetwool" in the United States and Canada. In exchange for the exclusive license rights, the Company issued 3,000,000 shares of common stock under the provisions of Section 4(2) of the Securities Act of 1933 (the "Act"). On March 8, 2005, this exclusive license came into full force and effect upon delivery of the "Wetwool" coating material with its proprietary specifications and manufacturing know-how by Cease-Fire Technologies, Pty. Ltd., the Licensor, and the 3,000,000 shares of common stock under the provisions of the Act to Cease-Fire Technologies, Pty. Ltd. were thereby ratified to be

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validly issued.
Since the acquisition of the license, the Company has been researching various manufacturing and marketing groups to gather information to implement the Company's business plan. To date, the Company has not consummated any agreements with manufacturers and marketing groups and has had no sales to date.

The Company's offering of the Company's shares to the shareholders of Safe Idea, Inc. was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Regulation S under the Securities Act of 1933, as amended (the "Act"). As a result, there were 490,000 shares of the Company's common restricted stock issued to third party non-affiliates for a cash investment of $245,000.


                           (a) DESCRIPTION OF BUSINESS

Description of the Business of the Company


The Company's sole asset is that an exclusive license from Cease-Fire Technologies, Pty, Ltd. to manufacture, market and distribute technologies harnessing a passive fire control coating material with the trademark name "Wetwool" in the United States and Canada. The Company is presently researching manufacturing facilities and contract manufacturers and marketing groups pursuant to this license. There have been no sales to date.


Examples of products and technologies developed by Cease-Fire Technologies, Pty, Ltd. include intumescent paint for safety applications, fire retardant clear coating for timber, wildfire emergency erect curtain, fabric fire retardants, and passive fire retardant coating for any porous surface.

Wetwool is a proprietary, trademarked, non-woven wool fabric impregnated with super-absorbent polymer crystals. Advantages of Wetwool fabric are as follows:

(a) relatively light and easy to handle when dry; (b) provides extremely efficient shield against radiant heat; (c) easy to wet, retains moisture far better than other fabrics; (d) is relatively hardy against direct flame impingement; and (e) very heavy when wet down which helps keep it in place in the presence of strong wind fires.

Practical applications include:

(a) protective gear and applications for fire fighters;
(b) protective tarps for property, vehicles or anything that requires protection against fire; (c) protective personal items such as wildfire ponchos; and (d) protective barriers against embers.

Typically, in any wild fire, the single most dangerous aspect is the effect of the embers, not the fire itself.

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Embers are burning debris that is pushed up in air in the plume of the fire (the stack of hot air from rising up) and can drift several kilometers in the direction of the wind. Almost all houses that burn down in wild fires are ignited by embers, not by the fire itself. A fire moves fast, as when it consumes the fuel that is available, it has to advance. The average time of a firefront to pass is only 4 to 5 minutes, but the ember attack can last for up to 2 - 3 hours before and after the fire.

The second most dangerous aspect in any fire is radiant heat. Radiant heat is the heat that one can feel with one's skin when a heater is turned on. In wild fires, especially extreme ones, radiant heat load is so high that it can roast a man alive in seconds from a distance of tens of meters. Firefighters who die on duty are often killed because they were caught in a fire-overpass inside their fire fighting trucks. Glass in those trucks do not stop radiant heat, and as the heat comes through, the windows melt the mouldings of the trucks. As the melting occurs, toxic vapors are released and many firefighters suffocate to death (as opposed to being burnt) inside their vehicles. Wetwool engineered covers for fire fighting trucks and equipment are intended to provide an efficient shield against radiant heat and will tolerate short direct flame impingement, thus protecting fire fighting equipment and staff against the real danger of being caught in a fire-corridor.

Safe Idea, Inc. intends to utilize the Wetwool fire and radiant heat protective applications to initially develop covers for fire fighting trucks and equipment. Other applications will also be explored by Safe Idea, Inc.

Sales Forecast:


The Company plans to further implement its business plan in the second quarter 2005, but cannot forecast the amount of sales or if there will be any sales in the fiscal year 2005.



Employees

The Company has no full time employees at this time. The research as to the viability of the Wetwool products is being conducted by the Company's Board Chairman and President, David Campbell. The Company looks to its directors and officers for their combined entrepreneurial skills and talents. For a complete discussion of the directors and officers and their experience, please see the section of this Form 8-K entitled "Directors and Executive Officers." Management plans to use consultants, attorneys and accountants as necessary. A portion of any employee compensation package likely would include the right to acquire stock in the Company, which would dilute the ownership interest of holders of existing shares of the Company's common stock.


                           (b) DESCRIPTION OF PROPERTY

Not applicable

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                         (c) MANAGEMENT'S DISCUSSION AND
                         ANALYSIS OR PLAN OF OPERATIONS

Certain statements contained herein may constitute forward-looking statements. Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include those discussed in the "Outlook: Issues and Uncertainties" section of this Form 8-K.


PLAN  OF  OPERATIONS


The Company's business is still in its development stage. The Company has not generated any revenue to date. The Company plans to utilize the "Wetwool" fire and radiant heat protective applications to initially develop covers for fire fighting trucks and equipment.


LIQUIDITY  AND  CAPITAL  RESOURCES

No material commitments for capital expenditures were made during the years ended December 31, 2004, and the Company has approximately $240,000 in working capital.

The Company plans to utilize a combination of internally generated funds from operations over the next year, potential debt and/or equity financings to fund its short-term and long-term growth. The availability of future financings will depend on market conditions. A portion of the funds may be used to grow the business through acquisitions of other businesses.

The forecast of the period of time through which the Company's financial resources will be adequate to support operations is a forward-looking statement that involves risks and uncertainties. The actual funding requirements may differ materially from this as a result of a number of factors including plans to rapidly expand its new operations. There can be no guarantee that financing adequate to carry out the Company's business plan will be available on terms acceptable to the Company, or at all.


RECENT  ACCOUNTING  PRONOUNCEMENTS

The Company's auditor, Madsen & Associates, CPA's, Inc. of Murray, Utah stated in their audit report of March 2, 2005 of the Company's audited financial condition as of December 31, 2004, Note 2 states: "The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements."

OUTLOOK:  ISSUES  AND  UNCERTAINTIES

Stockholders and prospective purchasers of the Company's common stock should carefully consider the following risk factors in considering the future of the Company.

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Risk Factors Associated with the Company and Its Business

The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks:

LIMITED OPERATING HISTORY.

The limited operating history of the Company makes an evaluation of their business and the forecasting of the Company's future results difficult. The Company has only a limited operating history upon which an evaluation of their business and the Company's prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development. The Company has no record of commercial production, earnings or sales. The Company, therefore, continues to be in its development stage. There is no assurance that the Company's products will achieve sales at a commercially viable level that will generate a profit.

FUTURE GROWTH PREDICTIONS MAY BE INACCURATE.

The Company's limited operating history make the prediction of future results difficult. Furthermore, the Company's limited operating history lead the Company to believe that period-to-period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

THE COMPANY ANTICIPATES INCURRING LOSSES INTO THE FUTURE.

The Company anticipates incurring losses until the full launch of its product range. The extent of future losses will depend, in part, on the amount of growth in revenues from sales of the Company's products. The Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues its business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will sustain profitability or that its operating losses will not increase in the future.

COMPETITION FROM LARGER COMPANIES IS EXPECTED.

The fire prevention industries are intensely competitive and the Company will compete with companies having greater financial and technical resources. Therefore, to the extent that the Company is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits. Moreover, although not a major factor today, if and when the Company begins achieving its objectives, larger, better financed companies in peripheral businesses may be attracted to the Company's markets. They may be prepared to spend large sums quickly to develop competitive products and to mount major marketing

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campaigns. The Company is aware of this possibility and
hopes to establish itself as an industry leader early on. Time is of the essence and the Company's financing and marketing programs are essential to minimize this risk.

THE COMPANY'S ABILITY TO ATTRACT ADDITIONAL FINANCING AS NEEDED MAY AFFECT ITS FUTURE SUCCESS.

The Company will require additional financings as it expects negative operating cash flow for the foreseeable future until income from its operations has grown to cover the cost of its support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it. The Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on product development, marketing and infrastructure. Accordingly, the Company may need to raise additional funds in a timely manner in order to fund the continued development and production of its products and eventually marketing and distribution of the products. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced. Such securities may have rights, preferences or privileges senior to those of the holders of its common stock. The Company does not have any contractual restrictions on the Company's ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants that would restrict the Company's operations. There can be no assurance that additional financing, if and when needed, will be available on terms favorable to the Company or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

GOVERNMENT REGULATION OF THE INTERNET COULD ADVERSELY AFFECT THE COMPANY'S PROFITABILITY

Existing or future legislation could limit growth in the fire fighting and fire prevention industries, which would curtail the Company's revenue growth. Any new regulation could damage the Company's business, affect the profitability and perhaps the viability of its business plan, and cause the price of its common stock to decline. Regulation could prove to be burdensome, and impose significant additional costs on the Company's business or subject it to additional liabilities. Regulation is likely in the areas of product use for government fire-fighting agencies, Laws and regulations applying to the solicitation, collection, or processing of personal or consumer information could limit the Company's activities. In addition, any regulation would have a material adverse effect on the Company's business, results of operations, and financial condition.

ANY SIGNIFICANT DETERIORATION IN THE GENERAL ECONOMIC CONDITIONS WOULD HAVE AN ADVERSE EFFECT ON THE COMPANY'S BUSINESS, RESULTS OF OPERATIONS, AND FINANCIAL CONDITION.

The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as

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employment, wages, salaries,
business conditions, interest rates, availability of credit and taxation for the economy as a whole. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations and financial conditions. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's revenues and profitability.

SALES AND DISTRIBUTION.

The Company has yet to establish a significant distribution and support network. Failure on the part of the Company to put into place an effective marketing infrastructure in a timely manner could act to delay or eliminate the generation of anticipated revenues.

MARKET ACCEPTANCE.

The viability of the Company is dependent upon the market acceptance of its current and future products. There are no assurances that the products will attain a level of market acceptance that will allow for continuation and growth of its business operations. In addition, the Company will need to develop new processes and products to maintain its operations in the longer term. The development and launching of such processes and products can involve significant expenditure. There can be no assurance that the Company will have sufficient financial resources to fund such programs and whether such undertaking will be commercially successful.

THE COMPANY'S OFFICERS, DIRECTORS AND ENTITIES AFFILIATED WITH THEM CONTROL THE COMPANY.

In the aggregate, ownership of the Company's shares by significant shareholders and management represents a large proportion of the Company's issued and outstanding shares of common stock (over 26%). These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

CONFLICTS OF INTEREST OF CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY.

From time to time certain of the directors and executive officers of the Company may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which the Company may participate, the directors of the Company may have a conflict of interest. In addition, the Company's dependence on directors and officers who devote time to other business interests may create conflicts of interest, i.e. that the fiduciary obligations of an individual to the other company conflicts with the individual fiduciary obligations of the Company and vice versa. Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties to the Company. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. The Company is not aware of the existence of any conflict of interest as described herein.

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LIMITED LIABILITY OF THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS MAY
DISCOURAGE STOCKHOLDERS FROM BRINGING A LAWSUIT AGAINST THEM.

The Company's amended and restated articles of incorporation and bylaws contain provisions that limit the liability of directors for monetary damages and provide for indemnification of officers and directors. These provisions may discourage shareholders from bringing a lawsuit against officers and directors for breaches of fiduciary duty and may also reduce the likelihood of derivative litigation against officers and directors even though such action, if successful, might otherwise have benefited the stockholders. In addition, a shareholder's investment in the Company may be adversely affected to the extent that costs of settlement and damage awards against officers or directors are paid by the Company pursuant to the indemnification provisions of the amended and restated articles of incorporation and by-laws. The impact on a shareholder's investment in terms of the cost of defending a lawsuit may deter the shareholder from bringing suit against one of the Company's officers or directors. The Company has been advised that the SEC takes the position that this provision does not affect the liability of any director under applicable federal and state securities laws.

CONCENTRATION OF OWNERSHIP OF DIRECTORS, OFFICERS AND SIGNIFICANT EMPLOYEES MAY REDUCE THE CONTROL BY OTHER STOCKHOLDERS OVER THE COMPANY.

The Company's directors, officers and other control persons own or exercise full or partial
control over more than 26% of the Company's outstanding common stock. As a result, other investors in the Company's common stock may not have much influence on corporate decision-making. In addition, the concentration of control over the Company's common stock among the insiders could prevent a change in control of the Company.


THE COMPANY'S COMMON STOCK IS CONSIDERED A "PENNY STOCK", WHICH MAKES IT MORE DIFFICULT TO SELL THAN AN EXCHANGE-TRADED STOCK.

The Company's securities are subject to the Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers
that sell  such  securities  to  other  than  established   customers  or
accredited investors. For purposes of the rule, the phrase "accredited investor" means, in general terms, institutions with assets exceeding
 $5,000,000 or individuals having net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of purchasers of the Company's securities to buy or sell in any market that may develop. Any purchaser of the Company's securities may lose his or her entire investment in a penny stock such as the Company's securities and consequently should be cautious of any purchase of penny stocks including that of the Company's securities.


In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." (A "penny stock" is any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions). Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, and 15g-7 under the
Securities and Exchange Act of 1934, as amended. The rules may further

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affect the ability of owners of the Company's shares to sell their securities in any market that may develop for them. Stockholders should be aware that, according to the Securities and Exchange Commission Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include:

- control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
- manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;
- "boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;
- excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
- the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.


BOARD OF DIRECTORS' AUTHORITY TO SET RIGHTS AND PREFERENCES OF PREFERRED STOCK MAY PREVENT A CHANGE IN CONTROL BY STOCKHOLDERS OF COMMON STOCK.

The Company does not have a Preferred share category presently, however a
Schedule 14A Information Statement has been filed by the Company to give due notice to hold an Annual Meeting of the shareholders of the Company on April
11, 2005 wherein the shareholders will vote among items specified in the
 Schedule 14A Information Statement, for the Company to be authorized for issuance of 10,000,000 Preferred shares of stock at a par value of
$0.0001 each. In the event that the Preferred shares are authorized, Preferred shares may be issued in series from time to time with such designation, rights, preferences and limitations as the Company's Board of Directors determines by resolution and without stockholder approval. This is an anti-takeover measure. The Board of Directors has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The Board of Directors could use an issuance of Preferred Stock with dilutive or voting preferences to delay, defer or prevent common stockholders from initiating a change in control of the Company or reduce the rights of common stockholders to the net assets upon dissolution. Preferred stock issuances may also discourage takeover attempts that may offer premiums to holders of the Company's common stock.


THE COMPANY DOES NOT ANTICIPATE PAYING DIVIDENDS TO ITS SECURITY HOLDERS IN THE FORESEEABLE FUTURE WHICH MAKES INVESTMENT IN ITS STOCK SPECULATIVE OR RISKY. The Company has not paid dividends on its common stock and does not anticipate paying dividends on its common stock in the foreseeable future. The Board of Directors has sole authority to declare dividends payable to the Company's stockholders. The fact that the Company has not and does not plan to pay dividends indicates that the Company must use all of its funds generated by operations for reinvestment in its operating activities and also


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emphasizes that the Company may not continue as a going concern. Investors also must evaluate an investment in the Company solely on the basis of anticipated capital gains.


                        (d) SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth, as of March 8, 2005, the Company's outstanding common stock owned of record or beneficially by each Executive Officer and Director and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of its common stock, and the shareholdings of all Executive Officers and Directors as a group. Each person has sole voting and investment power with respect to the shares shown.

                                                     Number of    Percentage of
     Name                                            Shares Held   Shares Owned

David Campbell                                         50,000              .043%

Carol Allen                                            10,000              .009%

Cease-Fire Technologies, Pty. Ltd.                  3,000,000             25.97%

ALL EXECUTIVE OFFICERS AND
DIRECTORS AS A GROUP (2 persons)                       60,000              .052%



                       (e) DIRECTORS, EXECUTIVE OFFICERS,
                          PROMOTERS AND CONTROL PERSONS


This table sets forth the name, age and position of each director and executive officer of the Company:

Name                                       Age               Position

David Campbell                             57        CEO, President and Chairman
                                                     of Board of Directors
Carol Allen                                58        Secretary and Director


David Campbell- President, Chief Executive Officer, Chairman of Board of
Directors

Prior to becoming an officer and director of the Company, Mr. Campbell owned and operated a human resource and consulting business, operating in Finland from 1989 to 1998. Since that time and to the present, Mr. Campbell is a sales consultant for various corporations. Mr. Campbell holds a BA in Liberal Arts and a Masters of Divinity.

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Carol Allen - Secretary and Director


Prior to becoming an officer and director of the Company, Ms. Allen is a retired police officer. Ms. Allen has a degree in Physical Education and has owned and operated a catering business in Seattle, Washington for the past five years.



                              (g) LEGAL PROCEEDINGS


Safe Idea,  Inc. is not a party to any pending legal  proceeding  or litigation and none of its property is the subject of any pending legal proceeding. Further, the former and present directors and executive officers of Safe Idea, Inc. know of no legal proceedings against the Company or its property contemplated by any governmental authority.

No former or present director, officer, affiliate or shareholder of Safe Idea, Inc., or any associate of any such director, officer or security holder, is a party adverse to Safe Idea, Inc. or has a material interest adverse to Safe Idea, Inc. in reference to pending litigation.


                (h) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
None.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCCOUNTANT

None

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

The Company has filed its 10K-SB for the period ending December 31, 2004. The Company is filing the license agreement with Cease-Fire Technologies, Pty. Ltd. as an exhibit to this filing.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                                     SAFE IDEA, INC.


March 8, 2005                               By:      /s/ David Campbell
----------------                              -------------------------------
         (Date)                                    Name: David Campbell
                                                   Its:
                                                         President, Board
                                                         Chairman



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